SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2003

BSQUARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

WASHINGTON	000-27687	91-1650880
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3150 139th Avenue SE, Suite 500
Bellevue, Washington 98005
(425) 519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
SIGNATURES

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On September 19, 2003 BSQUARE Corporation received notification from The Nasdaq Stock Market that BSQUARE has regained compliance with the Nasdaq National Market’s listing maintenance standards regarding minimum bid price.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: September 23, 2003	By:	/s/ Nogi A. Asp

Nogi A. Asp Chief Financial Officer